                                                                     EXHIBIT 4.1

                              LEVI STRAUSS & CO.

                                    ISSUER

                                      AND

                                CITIBANK, N.A.

                                    TRUSTEE

                             _____________________

                                   INDENTURE

                         Dated as of November 6, 1996

                             _____________________

                               U.S. $350,000,000

                                  6.80% NOTES
                             DUE NOVEMBER 1, 2003

                                      and

                               U.S. $450,000,000

                                  7.00% NOTES
                             DUE NOVEMBER 1, 2006

                               TABLE OF CONTENTS

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                                             ARTICLE I

                                  DEFINITIONS AND OTHER PROVISIONS
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Section 1.1   Definitions..........................................................................        1
Section 1.2   Compliance Certificates and Opinions; Form of Documents Delivered to Trustee.........        9
Section 1.3   Acts of Holders of Securities........................................................       10
Section 1.4   Notices, Etc.........................................................................       12
Section 1.5   Notice to Holders of Securities; Waiver..............................................       13
Section 1.6   Effect of Headings and Table of Contents.............................................       13
Section 1.7   Successors and Assigns...............................................................       13
Section 1.8   Separability Clause..................................................................       13
Section 1.9   Benefits of Indenture................................................................       13
Section 1.10  Governing Law........................................................................       14
Section 1.11  Legal Holidays.......................................................................       14
Section 1.12  Conflict with Trust Indenture Act....................................................       14

                                           ARTICLE II

                                         SECURITY FORMS

Section 2.1   Forms of Securities Generally........................................................       14
Section 2.2   Form of Face of 6.80% Notes..........................................................       16
Section 2.3   Form of Reverse of 6.80% Notes.......................................................       20
Section 2.4   Form of Trustee's Certificate of Authentication of 6.80% Notes.......................       22
Section 2.5   Form of Face of 7.00% Notes..........................................................       22
Section 2.6   Form of Reverse of 7.00% Notes.......................................................       26
Section 2.7   Form of Trustee's Certificate of Authentication of 7.00% Notes.......................       28

                                          ARTICLE III

                                        THE SECURITIES

Section 3.1   Title and Terms......................................................................       29
Section 3.2   Denominations........................................................................       30
Section 3.3   Execution, Authentication, Delivery and Dating.......................................       30
Section 3.4   Temporary Securities.................................................................       31
Section 3.5   Registration, Registration of Transfer and Exchange: Restrictions on Transfer........       31
Section 3.6   Mutilated, Destroyed, Lost or Stolen Securities......................................       37
Section 3.7   Payment of Principal and Interest, Interest Rights Preserved.........................       38
Section 3.8   Persons Deemed Owners................................................................       39
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Section 3.9   Cancellation.........................................................................     39
Section 3.10  Computation of Interest..............................................................     40
Section 3.11  CUSIP Numbers........................................................................     40

                                           ARTICLE IV

                                     SATISFACTION AND DISCHARGE

Section 4.1   Satisfaction and Discharge of Indenture..............................................     40
Section 4.2   Application of Trust Money...........................................................     41

                                            ARTICLE V

                                            REMEDIES

Section 5.1   Events of Default....................................................................     41
Section 5.2   Acceleration of Maturity, Rescission and Annulment...................................     43
Section 5.3   Collection of Indebtedness and Suits for Enforcement by Trustee......................     44
Section 5.4   Trustee May File Proofs of Claim.....................................................     44
Section 5.5   Trustee May Enforce Claims Without Possession of Securities..........................     45
Section 5.6   Application of Money Collected.......................................................     45
Section 5.7   Limitation on Suits..................................................................     46
Section 5.8   Unconditional Right of Holders to Receive Principal and Interest.....................     46
Section 5.9   Restoration of Rights and Remedies...................................................     47
Section 5.10  Rights and Remedies Cumulative.......................................................     47
Section 5.11  Delay or Omission Not Waiver.........................................................     47
Section 5.12  Control by Holders of Securities.....................................................     47
Section 5.13  Waiver of Past Defaults..............................................................     48
Section 5.14  Undertaking for Costs................................................................     48
Section 5.15  Waiver of Stay or Extension Laws.....................................................     48

                                         ARTICLE VI

                                        THE TRUSTEE

Section 6.1   Certain Duties and Responsibilities..................................................     49
Section 6.2   Notice of Defaults...................................................................     50
Section 6.3   Certain Rights of Trustee............................................................     50
Section 6.4   Not Responsible for Recitals or Issuance of Securities...............................     51
Section 6.5   May Hold Securities, Act as Trustee Under Other Indentures...........................     51
Section 6.6   Money Held in Trust..................................................................     51
Section 6.7   Compensation and Indemnification of Trustee and Its Prior Claims.....................     51
Section 6.8   Corporate Trustee Required; Eligibility..............................................     52
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Section 6.9   Resignation and Removal; Appointment of Successor....................................     53
Section 6.10  Acceptance of Appointment by Successor...............................................     54
Section 6.11  Appointment of Co-Trustee or Separate Trustee........................................     54
Section 6.12  Merger, Conversion, Consolidation or Succession to Business..........................     55
Section 6.13  Authenticating Agent.................................................................     56
Section 6.14  Disqualification; Conflicting Interests..............................................     57

                                            ARTICLE VII

                              HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1   Company to Furnish Trustee Names and Addresses of Holders............................     57
Section 7.2   Preservation of Information; Communications to Holders...............................     57
Section 7.3   Reports by the Company...............................................................     58

                                            ARTICLE VIII

                             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1   Company May Consolidate, Etc., Only on Certain Terms.................................     58
Section 8.2   Successor Substituted................................................................     59

                                            ARTICLE IX

                                     SUPPLEMENTAL INDENTURES

Section 9.1   Supplemental Indentures Without Consent of Holders of Securities.....................     59
Section 9.2   Supplemental Indentures With Consent of Holders of Securities........................     60
Section 9.3   Trustee Protected....................................................................     61
Section 9.4   Execution of Supplemental Indentures.................................................     61
Section 9.5   Effect of Supplemental Indentures....................................................     61
Section 9.6   Reference in Securities to Supplemental Indentures...................................     61
Section 9.7   Notice of Supplemental Indentures....................................................     62

                                            ARTICLE X

                                  MEETINGS OF HOLDERS OF SECURITIES

Section 10.1  Purposes for Which Meetings May Be Called............................................     62
Section 10.2  Call, Notice and Place of Meetings...................................................     62
Section 10.3  Persons Entitled to Vote at Meetings.................................................     63
Section 10.4  Quorum; Action.......................................................................     63
Section 10.5  Determination of Voting Rights; Conduct and Adjournment of Meetings..................     63
Section 10.6  Counting Votes and Recording Action of Meetings......................................     64
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                                       ARTICLE XI

                                       COVENANTS
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Section 11.1   Payment of Principal and Interest....................................................       65
Section 11.2   Maintenance of Offices or Agencies...................................................       65
Section 11.3   Money for Security Payments To Be Held in Trust......................................       65
Section 11.4   Corporate Existence..................................................................       67
Section 11.5   Maintenance of Properties............................................................       67
Section 11.6   Maintenance of Insurance.............................................................       67
Section 11.7   Compliance with Laws.................................................................       67
Section 11.8   Payment of Taxes and Claims..........................................................       67
Section 11.9   Delivery of Certain Information......................................................       68
Section 11.10  Limitation on Liens..................................................................       68
Section 11.11  Limitation on Sale and Leaseback Transactions........................................       69
Section 11.12  Statement by Officers as to Default..................................................       70
Section 11.13  Resale of Certain Securities.........................................................       70
Section 11.14  Waiver of Certain Covenants..........................................................       71
Section 11.15  Book-Entry System....................................................................       71

ANNEX A-1      FORM OF TRANSFER CERTIFICATE -- RESTRICTED GLOBAL SECURITY TO TEMPORARY REGULATION S
               GLOBAL SECURITY......................................................................    A-1-1

ANNEX A-2      FORM OF TRANSFER CERTIFICATE -- RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL
               SECURITY.............................................................................    A-2-1

ANNEX B        FORM OF TRANSFER CERTIFICATE -- TEMPORARY REGULATION S GLOBAL SECURITY OR REGULATION S
               GLOBAL SECURITY RESTRICTED GLOBAL SECURITY...........................................      B-1

ANNEX C-1      FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF BENEFICIAL INTEREST IN A TEMPORARY
               REGULATION S GLOBAL SECURITY TO EUROCLEAR OR CEDEL...................................    C-1-1

ANNEX C-2      FORM OF CERTIFICATION TO BE GIVEN BY THE EUROCLEAR OPERATOR OR CEDEL BANK, SOCIETE
               ANONYME..............................................................................    C-2-1
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ANNEX C-3      FORM OF CERTIFICATION TO BE GIVEN BY TRANSFEREE OF BENEFICIAL INTEREST IN A TEMPORARY
               REGULATION S GLOBAL SECURITY AFTER THE RESTRICTED PERIOD.............................    C-3-1

ANNEX D-1      FORM OF TRANSFER CERTIFICATE -- NON-GLOBAL RESTRICTED SECURITY TO RESTRICTED GLOBAL
               SECURITY.............................................................................    D-1-1

ANNEX D-2      FORM OF CERTIFICATE -- NON-GLOBAL RESTRICTED SECURITY TO REGULATION S GLOBAL SECURITY
               OR TEMPORARY REGULATION S GLOBAL SECURITY.............................................   D-2-1
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                                      -v-

               INDENTURE, dated as of November 6, 1996, between LEVI STRAUSS & CO., a Delaware corporation (herein called the "Company"), and CITIBANK, N.A., a national banking association, as Trustee hereunder (herein called the "Trustee").

                                   RECITALS

               The Company has duly authorized the creation of an issue of its 6.80% Notes due November 1, 2003 (herein called the "6.80% Notes") and an issue of its 7.00% Notes due November 1, 2006 (herein called the "7.00% Notes" and, together with the 6.80% Notes, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

               All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with their and its terms, have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

Section 1.1    Definitions.
               -----------

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) Unless the context otherwise requires, any reference to an "Article" or a "Section," or to an "Annex," refers to an Article or Section of, or an Annex attached to, this Indenture, as the case may be;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder; and

               (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; provided,
                                                                   --------
          however that where such words are used in any form of Security, form
          -------
          of notice or form of certificate, such words shall refer only to the particular form of Security, form of notice or form of certificate, as the case may be, in which such words are contained.

               "Act," when used with respect to any Holder of a Security, has the meaning specified in Section 1.3.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Agent Members" has the meaning specified in Section 3.5.

               "Applicable Procedures" has the meaning specified in Section 3.5.

               "Attributable Indebtedness," in respect of any sale and leaseback transaction, means, as of the time of determination, the total obligation (discounted to present value at the rate per annum equal to the discount rate which would be applicable to a capital lease obligation with like term in accordance with generally accepted accounting principles) of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the initial term of the lease included in such sale and leaseback transaction.

               "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.13 to act on behalf of the Trustee to authenticate Securities.

               "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

               "Board of Directors," when used with reference to the Company, means the board of directors of the Company, or any committee of the board of directors of the Company, empowered to act for the Company, as the case may be, with respect to this Indenture.

               "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

               "Business Day" means, with respect to any particular place of payment or any other place, as the case may be, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in The City of New York, New York or in such particular place are authorized or obligated by law or executive order to close. If any day on which any delivery, request, surrender, payment or other action is required or permitted hereunder to be taken by or on behalf of a Holder is not a Business Day in any place where such action is permitted hereunder to be taken, then such actions may be taken at such or any other permitted place on the next succeeding Business Day at such place with the same force and effect as if taken at the same time on such day that is not a business day at such place.

               "CEDEL" means Cedel Bank Societe Anonyme.

               "Code" has the meaning specified in Section 2.1.

               "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under applicable law, then the body performing such duties at such time.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, or any Vice President, and by any one of its Chief Financial Officer, Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

               "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (ii) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

               "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 120 Wall Street, 13th Floor, New York, New York 10043), Attention: Corporate Trust
Administration.

               "Defaulted Interest" has the meaning specified in Section 3.7.

               "Depository" means, with respect to the Securities issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act, specified for that purpose as contemplated by Section 2.1 or any successor clearing agency registered under the Exchange Act as contemplated by Section 2.1.

               "Depository Securities Certification" has the meaning specified in Section 2.1.

               "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

               "DTC" means The Depository Trust Company.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including any successor or amendatory statutes.

               "Euroclear" means the Euroclear System.

               "Event of Default" has the meaning specified in Section 5.1.

               "Exchange Act" means the U.S. Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

               "Expiration Date" has the meaning specified in Section 1.3(g).

               "Funded Indebtedness" means (i) all Indebtedness having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower and
(ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Indebtedness at the amount so capitalized as of such date of determination).

               "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

               "Global Security" means any of the Restricted Global Security of either series, the Temporary Regulation S Global Security of either series and the Regulation S Global Security of either series.

               "Governmental Authority" means any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

               "Indebtedness" means obligations (other than nonrecourse obligations) of, or guaranteed or assumed by, the Company for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments and reimbursement and cash collateralization of letters of credit, bankers' acceptances, interest rate hedge and currency hedge agreements.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

               "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

               "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

               "Material Adverse Effect" means (i) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; (ii) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default, or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document.

               "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

               "6.80% Notes" has the meaning ascribed to it in the first paragraph under the caption "Recitals."

               "7.00% Notes" has the meaning ascribed to it in the first paragraph under the caption "Recitals."

               "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

               "Loan Documents" means any of this Indenture or the Securities.

               "Officer," when used with reference to the Company, means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the

Controller, an Assistant Treasurer, an Assistant Controller, the Secretary, an Assistant Secretary or any Vice President of the Company.

          "Officers' Certificate," when used with reference to the Company, means a written certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Company and by any one of the Treasurer, the Controller, an Assistant Treasurer, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee; provided, however, that,
                                                        --------
for purposes of Section 11.12, an "Officers" Certificate" means a written certificate signed by the principal executive, financial or accounting officer of the Company and any one of the other Officers referred to above and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel selected by the Company, which counsel shall be reasonably acceptable to the Trustee.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture or, if the context requires, all Securities of a particular series therefore authenticated and delivered under this Indenture, except:
                                                                   ------

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and

          (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities of either series are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in conclusively relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Owner Securities Certification" has the meaning specified in Section 2.1.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or other legal entity or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any contiguous or proximate parcel of real property owned by, or leased to, the Company or any of its Restricted Subsidiaries, and any equipment located at or comprising a part of any such property, having a gross book value (without deduction of any depreciation reserves), as of the date of determination, in excess of 1.0% of Consolidated Net Tangible Assets.

          "Qualified Institutional Buyer" has the meaning specified in Rule
144A.

          "Record Date" means any Regular Record Date or Special Record Date.

          "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the April 15 or October 15 (whether or not a Business Day) next preceding the relevant Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act (including any successor regulation thereto), as it may be amended from time to time.

          "Regulation S Global Security" has the meaning specified in Section
2.1.

          "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer," when used with respect to the Trustee, shall mean any officer of the Trustee within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

          "Restricted Global Security" has the meaning specified in Section 2.1.

          "Restricted Period" has the meaning specified in Section 2.1.

          "Restricted Securities" has the meaning specified in Section 2.1.

          "Restricted Subsidiary" means any Subsidiary of the Company which owns or leases a Principal Property.

          "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

          "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

          "Rule 144A Information" has the meaning specified in Section 11.9.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals."

          "Securities Act" means the Securities Act of 1933 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "series" has the meaning specified in Section 3.1.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Temporary Regulation S Global Security" has the meaning specified in
Section 2.1.

            "Transferee Securities Certification" has the meaning specified in
Section 3.5.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Trust Indenture Act" means the United States Trust Indenture Act of 1939 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission thereunder.

            "U.S. Depository" means DTC until a successor U.S. Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depository" shall mean such successor U.S. Depository.

            "Unrestricted Securities" has the meaning specified in Section 2.1.

            "Vice President," when used with respect to the Company, means any Vice President, whether or not designated by a number or a word or words added before or after the title "Vice President."

Section 1.2 Compliance Certificates and Opinions; Form of Documents Delivered
            -----------------------------------------------------------------
to Trustee.
----------

            (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.3 Acts of Holders of Securities.
            -----------------------------

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of either series may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing, (2) the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article X or (3) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 10.6.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifies that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The principal amount, serial number and ownership of Securities shall be proven by the Security Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of either series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not
                                               --------
set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the applicable series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on
      --------
or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of the applicable series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the applicable series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the applicable series in the manner set forth in
Section 1.5.

            (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of either series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or (iv) any direction referred to in
Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the applicable series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or
--------
prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of the applicable series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be canceled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the applicable series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the applicable series in the manner set forth in Section 1.5.

            (g) With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless
                      --------
notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the applicable series in the manner set forth in Section 1.5, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 1.4 Notices, Etc.
            ------------

            Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration, or

            (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telexed or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at Levi's Plaza, 1155 Battery Street, IH1/5, San Francisco, California 94111, telephone no.: (415) 544-6955; telecopy no.: (415) 544-1342, Attention:
     Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

            Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

            Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 1.5 Notice to Holders of Securities; Waiver.
            ---------------------------------------

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his registered address as recorded in the Security Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Holder entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.6 Effect of Headines and Table of Contents.
            ----------------------------------------

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.7 Successors and Assigns.
            ----------------------

            All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

Section 1.8 Separability Clause.
            -------------------

            In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.9 Benefits of Indenture.
            ---------------------

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

Section 1.10   Governing Law.
               -------------

               THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

Section 1.11   Legal Holidays.
               --------------

               In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on or by such day, but may be made on or by the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, as the case may be; provided,
                                                                     --------
however, that in the case that payment is made on such succeeding Business Day,
-------
no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

Section 1.12   Conflict with Trust Indenture Act.
               ---------------------------------

               If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture (or would be required to be a part of and govern this Indenture if this Indenture were required to be qualified under the Trust Indenture Act), the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                  ARTICLE II

                                SECURITY FORMS

Section 2.1    Forms of Securities Generally.
               -----------------------------

               The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository thereof, the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities.

               The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution thereof.

          In certain cases described elsewhere herein, the legends set forth in the first four paragraphs of Section 2.2 may be omitted from Securities issued hereunder.

          Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of temporary Global Securities, one or more for each series, in fully registered form without interest coupons, substantially in the form of Security set forth in Sections
2.2 and 2.3 or Sections 2.5 and 2.6, as the case may be, with such applicable legends as are provided for in Section 2.2 or Section 2.5, as the case may be. Such Global Securities shall be registered in the name of the U.S. Depository or its nominee and deposited with the Trustee, at its New York office, as custodian for the U.S. Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the U.S. Depository of the depositories for Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or CEDEL. Until such time as the Restricted Period (as defined below) shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities." Until such time as the Restricted Period shall have terminated, investors may hold beneficial interests in such Global Securities only through Euroclear and CEDEL, unless delivery of such beneficial interest shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 3.5(b)(5). After such time as the Restricted Period shall have terminated, such certification requirements shall no longer be required for such transfers. After such time as the Restricted Period shall have terminated and the certifications referred to below in the next succeeding paragraph shall have been provided, such temporary Global Securities shall be exchanged for interests in like Global Securities, referred to herein collectively as the "Regulation S Global Securities," substantially in the form of Security set forth in Section 2.2 and 2.3 or Sections 2.5 and 2.6, as the case may be, with such applicable legends as are provided for in Section
2.2 or Section 2.5, as the case may be. As used herein, the term "Restricted Period" means the period up to (but not including) the 40th day following the later of (i) the day that Goldman, Sachs & Co., as representative of the several initial purchasers of the Securities, advises the Company and the Trustee of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) November 6, 1996. The Temporary Regulation S Global Securities, Regulation S Global Securities following the Restricted Period and all other Securities that are not Restricted Securities shall collectively be referred to herein as the "Unrestricted Securities."

          Interests in a Temporary Regulation S Global Security may be exchanged for interests in a Regulation S Global Security of the same series only on or after the termination of the Restricted Period after delivery by a beneficial owner of an interest therein to Euroclear or CEDEL of a written certification (an "Owner Securities Certification") substantially in the form of Annex C-1 hereto, and upon delivery by Euroclear or CEDEL to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Trustee will exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security of the same series.

          Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of Global Securities, one or more for each series (collectively, as to each series, the "Restricted Global Security"), in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.2 and 2.3 or Sections 2.5 and 2.6, as the case may be, with such applicable legends as are provided for in Section 2.2 or Section 2.5, as the case may be, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the U.S. Depository or its nominee and deposited with the Trustee, at its New York office, as custodian for the U.S. Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the U.S. Depository, in connection with a corresponding decrease or increase in the aggregate principal amount of the Temporary Regulation S Global Security or Regulation S Global Security each of the same series, as the case may be, as hereinafter provided. The Restricted Global Securities and all other Securities evidencing the debt, or any portion of the debt, initially evidenced by such Global Securities, other than Securities transferred or exchanged upon certification as provided in Section 3.5(b)(3), (4) or (7), shall collectively be referred to herein as the "Restricted Securities."

               The Securities will be issued only in registered form. The Securities will be issued in minimum denominations of $1,000, as provided in
Section 3.2, except that Securities offered other than in reliance on Regulation S or to Qualified Institutional Buyers will be issued only in definitive certificated form and will be issued initially in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such Securities (i.e., Securities sold to Institutional Accredited Investors) will also be considered to be Restricted Securities hereunder.

Section 2.2    Form of Face of 6.80% Notes.
               ---------------------------

               [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL
SECURITY - THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN SECTION 3.5(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE RESTRICTED PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

               [INCLUDE IF SECURITY IS A RESTRICTED SECURITY - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF

REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS THE U.S. DEPOSITORY - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                              LEVI STRAUSS & CO.

                                  6.80% NOTES
                             DUE NOVEMBER 1, 2003

No.                                                            U.S.$
CUSIP No.:

            LEVI STRAUSS & CO., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______, or registered assigns, the principal sum of _______ U.S. Dollars, [or such other amount (not to exceed three hundred fifty million dollars ($350,000,000) when taken together with all of the Company's 6.80% Notes due November 1, 2003 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 6.80% Notes due November 1, 2003 in respect of which beneficial interests are held through the U.S. Depository in the form of a [Restricted] [Temporary Regulation S Global Security or a Regulation S] Global Security,] -[omit from Non-Global Securities] on November 1, 2003, and to pay interest thereon from November 1, 1996 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing on May 1, 1997, and at Maturity at the rate of 6.80% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such
                                              --------
principal or interest that is overdue shall bear interest at the rate of 6.80% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of and interest on this Security will be made in immediately available funds, and in the case of payment of principal against presentation and surrender of this Security by the Holder thereof, and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which the Company has initially designated as the office of the Trustee, 111 Wall Street, 5th Floor, New York, New York 10043, or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application
                              --------  -------
(including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S.$1,000,000) maintained by the payee with a bank in The City of New York; and, provided, further, that, subject to the preceding proviso, payment of
           --------  -------
interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depository as then in effect.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                            LEVI STRAUSS & CO.


[Corporate Seal]                            By_______________________________
                                              Title:



                                            By_______________________________
                                              Title:

Attest:


____________________________
Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

             This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                     CITIBANK, N.A., as Trustee

                                           By:___________________________
                                              Authorized Signatory


Section 2.3  Form of Reverse of 6.80% Notes.
             ------------------------------

             This Security is one of a duly authorized issue of securities of the Company designated as its "6.80% Notes due November 1, 2003" (herein called the "6.80% Notes"), limited in aggregate principal amount to U.S.$350,000,000, issued and to be issued under an Indenture, dated as of November 6, 1996 (herein called the "Indenture") between the Company and Citibank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the 6.80% Notes and of the terms upon which the 6.80% Notes are, and are to be, authenticated and delivered.

             No sinking fund is provided for in the 6.80% Notes. The 6.80% Notes may not be redeemed at the option of the Company.

             In any case where the due date for the payment of the principal of, or interest on, any 6.80% Note shall be, at any place of payment, a day on which banking institutions at such place of payment are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity, and no interest shall accrue for the period after such date.

             Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

             If an Event of Default shall occur and be continuing, the principal of all the 6.80% Notes may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and

(ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the 6.80% Notes shall terminate.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the 6.80% Notes under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the 6.80% Notes at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding 6.80% Notes at which a quorum is present, by the Holders of 66-2/3% in aggregate principal amount of the Outstanding 6.80% Notes represented at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the 6.80% Notes at the time Outstanding, on behalf of the Holders of all the 6.80% Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this 6.80% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 6.80% Note and of any 6.80% Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 6.80% Note or such other 6.80% Note.

          As provided in and subject to the provisions of the Indenture, the Holder of this 6.80% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding 6.80% Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the 6.80% Notes Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 6.80% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this 6.80% Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest on this 6.80% Note at the times, places and rate, and in the coin or currency, herein prescribed.

          The 6.80% Notes are issuable only in fully registered form, without exception, and, except as provided in Section 2.1 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, 6.80% Notes are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

          As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this 6.80% Note is registrable on the Security Register upon surrender of this 6.80% Note for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new 6.80% Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

               Prior to due presentation of this 6.80% Note for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such 6.80% Note is registered, as the owner thereof for all purposes, whether or not such 6.80% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               THE INDENTURE AND THE 6.80% NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

               All terms used in this 6.80% Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 2.4    Form of Trustee's Certificate of Authentication of 6.80% Notes.
               --------------------------------------------------------------

               This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                   CITIBANK, N.A., as Trustee

                                         By:______________________________
                                            Authorized Signatory

Section 2.5    Form of Face of 7.00% Notes.
               ---------------------------

               [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL
SECURITY - THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN SECTION 3.5(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE RESTRICTED PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.

          [INCLUDE IF SECURITY IS A RESTRICTED SECURITY - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMEPANY IS THE U.S. DEPOSITORY - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                              LEVI STRAUSS & CO.

                                  7.00% NOTES
                             DUE NOVEMBER 1, 2006

No.                                                          U.S.$
CUSIP No.:

            LEVI STRAUSS & CO., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ________, or registered assigns, the principal sum of ________ U.S. Dollars, [or such other amount (not to exceed four hundred fifty million dollars ($450,000,000) when taken together with all of the Company's 7.00% Notes due November 1, 2006 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 7.00% Notes due November 1, 2006 in respect of which beneficial interests are held through the U.S. Depository in the form of a [Restricted] [Temporary Regulation S Global Security or a Regulation S] Global Security,] -[omit from Non-Global Securities] on November 1, 2006, and to pay interest thereon from November 1, 1996 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing on May 1, 1997, and at Maturity at the rate of 7.00% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such
                                       --------
principal or interest that is overdue shall bear interest at the rate of 7.00% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of and interest on this Security will be made in immediately available funds, and in the case of payment of principal against presentation and surrender of this Security by the Holder thereof, and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which the Company has initially designated as the office of the Trustee, 111 Wall Street, 5th Floor, New York, New York 10043, or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application
                              --------  -------
(including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S.$1,000,000) maintained by the payee with a bank in The City of New York; and, provided, further, that, subject to the preceding proviso, payment of
           --------  -------
interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depository as then in effect.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

                                             LEVI STRAUSS & CO.


[Corporate Seal]                             By___________________________
                                               Title:




                                             By___________________________
                                               Title:

Attest:


____________________________
Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

               This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                      CITIBANK, N.A., as Trustee

                                            By:____________________________
                                               Authorized Signatory

Section 2.6    Form of Reverse of 7.00% Notes.
               ------------------------------

               This Security is one of a duly authorized issue of securities of the Company designated as its "7.00% Notes due November 1, 2006" (herein called the "7.00% Notes"), limited in aggregate principal amount to U.S.$450,000,000, issued and to be issued under an Indenture, dated as of November 6, 1996 (herein called the "Indenture") between the Company and Citibank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the 7.00% Notes and of the terms upon which the 7.00% Notes are, and are to be, authenticated and delivered.

               No sinking fund is provided for in the 7.00% Notes. The 7.00% Notes may not be redeemed at the option of the Company.

               In any case where the due date for the payment of the principal of, or interest on, any 7.00% Note shall be, at any place of payment, a day on which banking institutions at such place of payment are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity, and no interest shall accrue for the period after such date.

               Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

               If an Event of Default shall occur and be continuing, the principal of all the 7.00% Notes may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and

(ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the 7.00% Notes shall terminate.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the 7.00% Notes under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the 7.00% Notes at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding 7.00% Notes at which a quorum is present, by the Holders of 66-2/3% in aggregate principal amount of the Outstanding 7.00% Notes represented at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the 7.00% Notes at the time Outstanding, on behalf of the Holders of all the 7.00% Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this 7.00% Note shall be conclusive and binding upon such Holder and upon all future Holders of this 7.00% Note and of any 7.00% Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 7.00% Note or such other 7.00% Note.

               As provided in and subject to the provisions of the Indenture, the Holder of this 7.00% Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding 7.00% Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the 7.00% Notes Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this 7.00% Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

               No reference herein to the Indenture and no provision of this 7.00% Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest on this 7.00% Note at the times, places and rate, and in the coin or currency, herein prescribed.

               The 7.00% Notes are issuable only in fully registered form, without exception, and, except as provided in Section 2.1 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, 7.00% Notes are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

               As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this 7.00% Note is registrable on the Security Register upon surrender of this 7.00% Note for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new 7.00% Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

               Prior to due presentation of this 7.00% Note for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such 7.00% Note is registered, as the owner thereof for all purposes, whether or not such 7.00% Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               THE INDENTURE AND THE 7.00% NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

               All terms used in this 7.00% Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 2.7    Form of Trustee's Certificate of Authentication of 7.00% Notes.
               --------------------------------------------------------------

               This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                CITIBANK, N.A., as Trustee

                                      By:_______________________________

                                         Authorized Signatory

                                  ARTICLE III

                               THE SECURITIES

Section 3.1   Title and Terms.
              ---------------

              The Securities shall be issued in two series and shall be known and designated as the "6.80% Notes due November 1, 2003" and the "7.00% Notes due November 1, 2006" of the Company. The aggregate principal amount of 6.80% Notes which may be authenticated and delivered under this Indenture is limited to U.S.$350,000,000 and the aggregate principal amount of 7.00% Notes which may be authenticated and delivered under the Indenture is limited to U.S.$450,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6 or 9.6. Each of the two series (each, a "series") of the Securities issued hereunder shall be treated separately for purposes of the acts of Holders permitted or required hereunder, the giving of waivers or consents by Holders, Events of Default and accelerations of the respective series, registrations of transfer and exchange of Securities, replacement of Securities, and all other events and actions hereunder as to which the interests of the Holders of the separate series of the Securities may differ or it is otherwise appropriate to treat such series separately, whether or not express mention is made of such separate treatment in a particular context.

              The Stated Maturity of the 6.80% Notes shall be November 1, 2003 and they shall bear interest at the rate of 6.80% per annum from November 1, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on May 1 and November 1 of each year, commencing May 1, 1997, and at Maturity, until the principal thereof is paid or made available for payment, provided
                                                                   --------
that any amount of such principal or interest that is overdue shall bear interest at the rate of 6.80% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The Stated Maturity of the 7.00% Notes shall be November 1, 2006 and they shall bear interest at the rate of 7.00% per annum from November 1 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in
                      --------
arrears on May 1 and November 1 of each year, commencing May 1, 1997, and at Maturity, until the principal thereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 7.00% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand.

              The principal of and interest on the Securities shall be payable in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or, at the option of the Holder and subject to any fiscal or other laws and regulations applicable thereto, at any other office of the Trustee or any Paying Agent outside The City of New York; provided,
                                                                 --------
however, that upon application (including wire payment instructions) by the
-------
Holder to the Trustee not later than the
relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S.$1,000,000) maintained by the payee with a bank in The City of New York, New York; and provided, further, that,
                                                   --------  -------
subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless such designation is revoked, any such designation made by such Holder with respect to such Security will remain in effect with respect to any future payments with respect to such Security payable to such Holder. The Company will pay any administrative costs imposed by banks in connection with making such payments, upon application by the relevant Holder. Notwithstanding the second sentence of this paragraph, each payment of principal and interest in respect of a Global Security will be made in accordance with the procedures of the U.S. Depository as then in effect.

Section 3.2   Denominations.
              -------------

              The Securities shall be issuable only in registered form without coupons and, except as provided in Section 2.1, only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

Section 3.3   Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

              The Securities shall be executed on behalf of the Company by any two of the following persons: its Chairman of the Board, its Chief Executive Officer, its President, or any of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

              Securities bearing the manual or facsimile signature of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

              At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, a compliance certificate and Opinion of Counsel pursuant to Section 1.2 shall not be required.

              Each Security shall be dated the date of its authentication.

              No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or the Authenticating Agent by manual signature of an authorized signatory, and such certificate upon such Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 3.4   Temporary Securities.
              --------------------

              Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

              If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 11.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of those surrendered of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 3.5   Registration, Registration of Transfer and Exchange; Restrictions
              -----------------------------------------------------------------
              on Transfer.
              -----------

              (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 11.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 11.2 for such purpose, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of those surrendered of any authorized denominations and of a like aggregate principal amount.

              At the option of the Holder, and subject to the other provisions of this Section 3.5, Securities may be exchanged for other Securities of the same series of those surrendered of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

              All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

              No service charge shall be made for any registration of transfer or exchange of securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4.

              (b) Notwithstanding any other provisions of this Indenture or the Securities (but subject to Section 2.1), transfers of a Global Security, in whole or in part, transfers and exchanges of interests therein of the kinds described in clauses (3), (4), (5), (6), (7) and (8) below and exchanges of interests in Global Securities shall be made only in accordance with this
Section 3.5(b). Transfers and exchanges subject to this Section 3.5 shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 3.5.

              (1)   Limitation on Transfers of a Global Security. A Global
                    --------------------------------------------
         Security may not be transferred, in whole or in part, to any Person other than the U.S. Depository or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this
                                                              --------
         clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.5(b)(1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.5(b).

              (2)   Temporary Regulation S Global Security. After the Restricted
                    --------------------------------------
         Period, if the holder of a beneficial interest in a Temporary Regulation S Global Security wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depository, Euroclear and CEDEL, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 3.5(b)(2). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of an Owner Securities Certification, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of a written certification (a `Transferee Securities Certification") substantially in the form of Annex C-3 hereto and (c) by Euroclear or CEDEL, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification, the Trustee may direct either Euroclear or CEDEL, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary

         Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

              (3)   Restricted Global Security to Temporary Regulation S Global
                    -----------------------------------------------------------
         Security. If the holder of a beneficial interest in the Restricted
         --------
         Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.5(b)(3). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from a member of, or participant in, the U.S. Depository ("Agent Members") directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security of the Same series to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the U.S. Depository to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security of the same series, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Security of the same series having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

              (4)   Restricted Global Security to Regulation S Global Security.
                    ----------------------------------------------------------
         If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(4). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security of the same series to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the U.S. Depository to reduce the principal amount of the applicable Restricted Global

         Security, and to increase the principal amount of the Regulation S Global Security of the same series, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which during the Restricted Period shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Regulation S Global Security of the same series having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

               (5)  Temporary Regulation S Global Security or Regulation S
                    ------------------------------------------------------
         Global Security to Restricted Global Security. If the holder of a
         ---------------------------------------------
         beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(5). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security of the same series to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the U.S. Depository to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security of the same series, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security of the same series having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

               (6)  Non-Global Restricted Security to Global Security. If the
                    -------------------------------------------------
         holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(6). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) such Security and written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the

         Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) of the same series to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.5(a) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, in each case of the same series, by the specified principal amount as provided in Section 3.5(d)(3).

               (7)  Exchanges. In the event that a Restricted Global Security or
                    ---------
         any portion thereof is exchanged for a Regulation S Global Security or Securities of the same series other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities of the same series that are not Global Securities or for beneficial interests in a Global Security of the same series (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (1) through
         (6) above and (8) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

               (8)  Interests in Temporary Regulation S Global Through Euroclear
                    ------------------------------------------------------------
         or CEDEL. Until the termination of the Restricted Period, interests in
         --------
         the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and CEDEL, provided
                                                                        --------
         that this Clause (8) shall not prohibit any transfer in accordance with
         Section 3.5(b)(5) hereof.

               (9)  Certain Initial Transfers of Non-Global Securities. In the
                    --------------------------------------------------
         case of Securities initially issued other than in global form, an initial transfer or exchange of such Securities that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not an initial transfer or exchange.

               (c) Each Restricted Security and Global Security issued hereunder shall, upon issuance, bear the legends required by Section 2.2 or
Section 2.5, as the case may be, to be applied to such a Security and such required legends shall not be removed from such Security except as provided in the next sentence or paragraph (d) of this Section 3.5. The legend required for a Restricted Security may be removed from a Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Security another Security or Securities of the same series having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a legend to appear thereon.

               (d) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

               (1) Each Global Security authenticated under this Indenture shall be registered in the name of the U.S. Depository or a nominee thereof and delivered to such U.S. Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

               (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the U.S. Depository or a nominee thereof unless (A) the U.S. Depository (i) has notified the Company that it is unwilling or unable to continue as U.S. Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) in the case of a Global Security held for an account of Euroclear or CEDEL, Euroclear or CEDEL, as the case may be, (i) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or (ii) announces an intention permanently to cease business or does in fact do so, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) a request for certificates has been made upon 60 days' prior written notice given to the Trustee in accordance with the U.S. Depository's customary procedures and a copy of such notice has been received by the Company from the Trustee. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the U.S. Depository. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any such
                                                         --------
         Security so issued that is registered in the name of a Person other than the U.S. Depository or a nominee thereof shall not be a Global Security.

               (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (2) above shall be of the same series as the Global Security to be exchanged, shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the U.S. Depository shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the

         U.S. Depository to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the U.S. Depository or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the U.S. Depository or an authorized representative thereof.

               (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

               (5) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and CEDEL and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the U.S. Depository or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Conmpany, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depository or such nominee, as the case may be, or impair, as between the U.S. Depository, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

Section 3.6    Mutilated, Destroyed, Lost or Stolen Securities.
               -----------------------------------------------

               If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series as the Security destroyed, lost or stolen, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  A Holder shall bear the cost to the Company of replacing a mutilated, destroyed, stolen or lost Security. Upon the issuance of any new Security under this Section, the Company also may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies. with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7       Payment of Principal and Interest, Interest Rights Preserved.
                  ------------------------------------------------------------

                  Payment of the principal of the Securities will be made in immediately available funds, against presentation and surrender of the Securities by the Holders thereof, and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which the Company has initially designated as the office of the Trustee, 111 Wall Street, 5th Floor, New York, New York 10043, or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8    Persons Deemed Owners.
               ---------------------

               Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 3.5 and 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9    Cancellation.
               ------------

               All Securities surrendered for payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9 except as expressly permitted by this Indenture. All canceled Securities and any certificates in connection therewith shall be held by the Trustee in accordance with its customary practices until destroyed by the Trustee; provided, however, that the Trustee
                                          --------  -------
shall not be required to destroy such Securities. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

Section 3.10   Computation of Interest.
               -----------------------

               Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11   CUSIP Numbers.
               -------------

               The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of exchange as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of exchange and that reliance may be placed only on the other identification numbers printed on the Securities.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

Section 4.1    Satisfaction and Discharge of Indenture.
               ---------------------------------------

               This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of replacement of Securities herein expressly provided for and any right to receive the payment of principal of, or interest on, such Securities), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1)  either

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 11.3) have been delivered to the Trustee for cancellation; or

                    (B) all such Securities not theretofore delivered to the Trustee for cancellation (other than Securities referred to in clauses (i) and (ii) of clause (1)(A) above)

                         (i)  have become due and payable, or

                         (ii) will have become due and payable at their Stated
Maturity within one year,
and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this
Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 11.3 shall survive.

Section 4.2    Application of Trust Money.
               --------------------------

               Subject to the provisions of the last paragraph of Section 11.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                   REMEDIES

Section 5.1    Events of Default.
               -----------------

               "Event of Default," whenever used herein with respect to Securities of either series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest upon any Security of that series when it becomes due and payable and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of any Security of that series at its Maturity; or

               (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (4) Indebtedness of the Company for borrowed money in an outstanding principal amount in excess of $25,000,000 in the aggregate, whether such Indebtedness now exists or shall hereafter be created, is not paid at maturity (either upon its stated maturity or upon acceleration thereof) and such default in payment or acceleration has not been cured or rescinded within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that the Trustee shall have no obligation, either
           --------  -------
express or implied, to give any notice, make any demand, make any collection, initiate any judicial proceeding, file any proofs of claim or take any action as a result of an Event of Default described in this clause (4), unless and until the Trustee has received written notice of such Event of Default from the Company, a Holder of a Security or a holder of Indebtedness of the Company;

               (5)  the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under the Bankruptcy Code or any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

               (6) the commencement by the Company of a voluntary case or proceeding under the Bankruptcy Code or any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other singular official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

Section 5.2    Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

               If an Event of Default with respect to Securities of either series at any time Outstanding (other than an Event of Default specified in Sections 5.1(5) or (6)) occurs and is continuing, then and in every such case the Trustee shall, at the written request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series, or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall directly, by notice in writing to the Company, declare the principal of all the Securities of such series to be due and payable immediately, and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Sections 5.1(5) or (6) occurs and is continuing, the principal and any accrued interest on all of the Securities then Outstanding shall ipso facto
                                                                     ---- ------
become due and payable immediately without any declaration or other Act on the part of the Trustee or any Holder.

               At any time after such declaration of acceleration with respect to Securities of either series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article V provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue interest thereon on all Securities of that series,

                    (B) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities of that series,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at a rate of 6.80% per annum on the 6.80% Notes and 7.00% on the 7.00% Notes, and

                    (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

               and

               (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of, and any interest on, Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

Section 5.3    Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

               The Company covenants that if

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days,

               or

               (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent the payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at a rate of 6.80% per annum on the 6.80% Notes and at a rate of 7.00% per annum on the 7.00% Notes, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4    Trustee May File Proofs of Claim.
               --------------------------------

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or either of their creditors, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

               (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities by his acceptance thereof to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders,
            --------  -------
vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5    Trustee May Enforce Claims Without Possession of Securities.
               -----------------------------------------------------------

               All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, its agents and counsel, and other amounts due to the Trustee or such predecessor, agent or counsel under Section 6.7, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

Section 5.6    Application of Money Collected.
               ------------------------------

               Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:   To the payment of all amounts due the Trustee under
Section 6.7;

               SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

               THIRD:  Any remaining amounts shall be repaid to the Company.

Section 5.7    Limitation on Suits.
               -------------------

               No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

               In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of the Holders, each representing less than a majority in aggregate principal amount of the Outstanding Securities of either series, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture, and shall have no liability to any person for such action or inaction.

Section 5.8    Unconditional Right of Holders to Receive Principal and Interest.
               ----------------------------------------------------------------

               Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9    Restoration of Rights and Remedies.
               ----------------------------------

               If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

Section 5.10   Rights and Remedies Cumulative.
               ------------------------------

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11   Delay or Omission Not Waiver.
               ----------------------------

               No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this
Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case my be.

Section 5.12   Control by Holders of Securities.
               --------------------------------

               The Holders of a majority in principal amount of the Outstanding Securities of either series shall, subject to Section 6.3(e), have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

               (2) the Trustee shall not be obligated to follow any direction which may involve it in personal liability or which may be unduly prejudicial to Holders not joining therein, and

               (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction or this Indenture.

Section 5.13   Waiver of Past Defaults.
               -----------------------

               The Holders, either (a) through the written consent of not less than a majority in principal amount of the Outstanding Securities of either series, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities of either series at which a quorum is present, by the Holders of at least 66-2/3% in aggregate principal amount of the Outstanding Securities of such series represented at such meeting, may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences with respect to such series, except a default (1) in the payment of the principal of or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture with respect to such series; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14   Undertaking for Costs.
               ---------------------

               All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of either series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security.

Section 5.15   Waiver of Stay or Extension Laws.
               --------------------------------

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  THE TRUSTEE

Section 6.1    Certain Duties and Responsibilities.
               -----------------------------------

               (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

               (b)  Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

               (1) this paragraph (c) shall not be construed to limit the effect of paragraph (b) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of either series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, with respect to such series under this Indenture; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2    Notice of Defaults.
               ------------------

               Within 90 days of the occurrence of any default hereunder, the Trustee shall give to all Holders of Securities, in the manner provided in
Section 1.5, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in
--------  -------
Section 5.1(3), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 6.3    Certain Rights of Trustee.
               -------------------------

               Subject to the provisions of Section 6. 1:

               (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate or an Opinion of Counsel;

               (d) the Trustee may consult with counsel (at the expense of the Company) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

               (h) the Trustee shall not be deemed to have notice of any Event of Default under Section 5.1 unless a Responsible Officer of the Trustee shall have actual knowledge thereof, and

               (i) in the event that the Trustee is also acting as authenticating agent, payment agent or securities registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to the Trustee in such capacities.

Section 6.4    Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

               The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5    May Hold Securities, Act as Trustee Under Other Indentures.
               ----------------------------------------------------------

               The Trustee, any Authenticating Agent, any Paying Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent or such other agent.

               The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other Securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

Section 6.6    Money Held in Trust.
               -------------------

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.

Section 6.7    Compensation and Indemnification of Trustee and Its Prior Claims.
               ----------------------------------------------------------------

               The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable condensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. The Company also covenants to indemnify the Trustee and its directors, officers, employees and agents for, and to hold the Trustee and its directors, officers, employees and agents harmless against, any loss, liability or expense incurred by the Trustee or its directors, officers, employees and agents, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of the Trustee's duties hereunder, including the costs and expenses of defending the Trustee or its directors, officers, employees and agents against or investigating any claim or liability in the premises, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith. The obligations of the Company under this Section 6.7 to compensate and indemnify the Trustee and its directors, officers, employees and agents and to pay or reimburse the Trustee and its directors, officers, employees and agents for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation and removal of the Trustee. The Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee including, without limitation, all money or property held or collected by the Trustee in trust to pay the principal of, or interest on, or any other amounts on any Securities, and such lien shall survive the satisfaction and discharge of the Indenture and any other termination of the Indenture including any termination under any bankruptcy law. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 5.1(5) or (6), the Holders by their acceptance of the Securities hereby agree that such expenses and the compensation for such services are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. "Trustee" for purposes of this Section 6.7 shall include any predecessor Trustee, but the negligence or bad faith of any Trustee shall not affect the indemnification of any other Trustee.

Section 6.8    Corporate Trustee Required; Eligibility.
               ---------------------------------------

               There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$100,000,000, subject to supervision or examination by Federal or State authority, in good standing and having an established place of business in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.9    Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

               (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by this Section 6.9 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

               (d)  If at any time:

                    1.   the Trustee shall cease to be eligible under Section
6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                    2. the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section 6.9. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of this Section 6.9, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section 6.9, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.5. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

               Notwithstanding the replacement of the Trustee pursuant to this
Section 6.9, the Company's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

               The retiring Trustee shall not be liable for the acts or omissions of any successor Trustee hereunder.

Section 6.10   Acceptance of Appointment by Successor.
               --------------------------------------

               Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

               Upon the acceptance of appointment by any successor Trustee, all fees, charges and expenses of the retiring Trustee shall become immediately due and payable upon the rendering of a statement thereof.

Section 6.11   Appointment of Co-Trustee or Separate Trustee.
               ---------------------------------------------

               (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons reasonably acceptable to the Company to act as a co-trustee or co-trustees, or separate trustee or separate trustees, and to vest in such Person or Persons, in such capacity and for the benefit of the Security Holders, such title to the Securities, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.9 and no notice to Security Holders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.9 hereof. All fees, charges and expenses of any co-trustee or separate trustee appointed pursuant to this Section 6.11 shall be paid by the Company.

               (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, (including the holding of title to the trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust or co-trustee, but solely at the direction of the Trustee;

                    (ii) the Trustee shall not be personally liable by reason of any act or omission of any separate trustee or co-trustee (subject to the provisions of Section 6.1 hereof);

                    (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

Section 6.12   Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article,
--------
without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13   Authenticating Agent.
               --------------------

               The Trustee may appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof and authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S.$100,000,000 or its equivalent in another currency or composite currencies and subject to supervision or examination by government authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this
Section 6.13, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.13.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible
                      --------
under this Section 6.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.13.

               If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.13, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

               This is one of the Securities (as the case may be) referred to in the within-mentioned Indenture.

Dated:                                 Citibank, N.A., as Trustee

                                       By [Authenticating Agent or authorized
                                       representative], as Authenticating Agent




                                        By:_____________________________________
                                                 Authorized Signatory


Section 6.14   Disqualification; Conflicting Interests.
               ---------------------------------------

               If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


                                  ARTICLE VII

               HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY


Section 7.1    Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

               The Company will furnish or cause to be furnished to the Trustee

               (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

               (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of singular form and content as of a date not more than 15 days prior to the time such list is furnished;

except that for so long as the Trustee is the Security Registrar, the Company shall not be required to furnish to the Trustee the information required by this
Section 7. 1.

Section 7.2    Preservation of Information; Communications to Holders.
               ------------------------------------------------------

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section
7.1 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act for holders of securities issued under an indenture qualified pursuant to the Trust Indenture Act.

               (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or the Code.

Section 7.3    Reports by the Company.
               ----------------------

               (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of any annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, it shall file with the Trustee upon request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               (b) The Company shall file with the Trustee such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be reasonably requested from time to time by the Trustee.

                                 ARTICLE VIII

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1    Company May Consolidate, Etc., Only on Certain Terms.
               ----------------------------------------------------

               The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of the Company's properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

               (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of the Company's properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the Company's properties and assets shall be a corporation, partnership, trust or other entity, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

               (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

               (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a Lien which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

               (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2    Successor Substituted.
               ---------------------

               Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all the properties and assets of the Company in accordance with
Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

Section 9.1    Supplemental Indentures Without Consent of Holders of Securities.
               ----------------------------------------------------------------

               Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

               (2) to add to the covenants of the Company for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

               (3)   to secure the Securities; or

               (4) to modify the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practice relating to the resale or transfer of restricted securities generally; or

               (5) to accommodate the issuance, if any, of Securities in book-entry or definitive form and matters related thereto which do not adversely affect the interest of the Holders of Securities; or

               (6) to comply with any requirements of the Commission in order to effect and maintain, to the extent required, the qualification of this Indenture under the Trust Indenture Act; or

               (7) to cure any ambiguity, to correct or supplement any provision herein, which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause
                                 --------
(7) shall not adversely affect the interests of the Holders of Securities in any material respect.

               Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 9.4 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the term of this Indenture and any further appropriate agreements and stipulations which may be therein contained.

Section 9.2    Supplemental Indentures With Consent of Holders of Securities.
               -------------------------------------------------------------

               With either (a) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by the Act of said Holders delivered to the Company and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture represented at such meeting (subject to Section 9.4), the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental
                                 --------  -------
indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest payable thereon, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

               (2) reduce the requirements of Section 10.4 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities of either series the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture, or

               (3) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 11.2, or

               (4) modify any of the provisions of this Section, Section 5.13 or Section 11.14, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

               (5)   modify any of the provisions of Section 11.9 or 11.13.

               It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3    Trustee Protected.
               -----------------

               If, in the opinion of the Trustee hereunder, any document required to be executed pursuant to the term of Section 9.2 hereof adversely affects any right, duty, immunity or indemnity with respect to it under this Indenture, the Trustee in its discretion may decline to execute such document.

Section 9.4    Execution of Supplemental Indentures.
               ------------------------------------

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate to the effect that all conditions precedent have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.5    Effect of Supplemental Indentures.
               ---------------------------------

               Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.6    Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

               Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 9.7    Notice of Supplemental Indentures.
               ---------------------------------

               Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.2, the Company shall give notice to all Holders of Securities, in the manner provided in Section 1.5, of such fact, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE X

                       MEETINGS OF HOLDERS OF SECURITIES

Section 10.1   Purposes for Which Meetings May Be Called.
               -----------------------------------------

               A meeting of Holders of Securities of either or both series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 10.2   Call, Notice and Place of Meetings.
               ----------------------------------

               (a) The Trustee may at any time call a meeting of Holders of Securities of either series for any purpose specified in Section 10.1, to be held at such time and at such place in The City of New York as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.5, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of either series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 10.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

Section 10.3   Persons Entitled to Vote at Meetings.
               ------------------------------------

               To be entitled to vote at any meeting of Holders of Securities of either series, a Person shall be (a) a Holder of one or more Outstanding Securities of the applicable series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of the applicable series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 10.4   Quorum; Action.
               --------------

               The Persons entitled to vote a majority in principal amount of the Outstanding Securities of the series as to which a meeting has been called shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

               Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities of the applicable series (or of both series, as the case may be) at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

               At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 9.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than 66 2/3% in aggregate principal amount of Outstanding Securities of the applicable series represented and voting at such meeting.

               Any resolution passed or decisions taken at any meeting of Holders of Securities of either series duly held in accordance with this Section shall be binding on all the Holders of Securities of the applicable series, whether or not present or represented at the meeting.

Section 10.5   Determination of Voting Rights; Conduct and Adjournment of
               ----------------------------------------------------------
Meetings.
--------

               (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.3 and the appointment of any proxy shall be proved in the manner specified in Section 1.3. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 10.3 or other proof.

               (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 10.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of the applicable series represented at the meeting.

               (c) At any meeting, each Holder of a Security of the applicable series or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities of such series held or represented by him; provided,
                                                                --------
however, that no vote shall be cast or counted at any meeting in respect of any
-------
Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

               (d) Any meeting of Holders of Securities duly called pursuant to Section 10.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of the applicable series represented at the meeting, and the meeting may be held as so adjourned without further notice.

Section 10.6   Counting Votes and Recording Action of Meetings.
               -----------------------------------------------

               The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 10.2 and, if applicable, Section 10.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE XI

                                   COVENANTS

Section 11.1   Payment of Principal and Interest.
               ---------------------------------

               The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the term of the Securities and this Indenture.

Section 11.2   Maintenance of Offices or Agencies.
               ----------------------------------

               The Company hereby appoints the Corporate Trust Office of the Trustee as its agent in The City of New York where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

               The Company hereby appoints the principal corporate trust office of the Trustee as Paying Agent for the payment of principal of and interest on the Securities, and appoints the office of the Trustee as transfer agent where Securities may be surrendered for registration of transfer or exchange.

               The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents with or without cause for any or all of such purposes; provided, however, that
                                                       --------  -------
until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 11.3, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company, in respect of the Securities and this Indenture, may be served. The Company will give prompt written notice to the Trustee, and will give notice to Holders of Securities in the manner specified in Section 1.5, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

               If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, notices and demands.

Section 11.3   Money for Security Payments To Be Held in Trust.
               -----------------------------------------------

               If the Company at any time shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company shall have one or more Paying Agents, it will, prior to or on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

               The Company will cause each Paying Agent other than the Trustee or affiliate of the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

               (2) give the Trustee written notice of any default by the Company (or any other obligor upon the securities) in the making of any payment of principal or interest; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as a general unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however,
                                                          --------  -------
that the Trustee or such Paying Agent, before making any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company, and provided, further, that any such publication shall not relieve
--------  -------
the Trustee or any Paying Agent of their obligation to pay any amounts to the Company in the manner provided in this Section 11.3.

Section 11.4   Corporate Existence.
               -------------------

               Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however,
                                                          --------  -------
that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 11.5   Maintenance of Properties.
               -------------------------

               The Company shall maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the business of the Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof, if the failure to perform such actions would in the aggregate have a Material Adverse Effect.

Section 11.6   Maintenance of Insurance.
               ------------------------

               The Company shall maintain or cause to be maintained, through self-insurance or with financially sound and reputable insurers, insurance with respect to their properties and business and the properties and business of their Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations, if the failure to do so would (as to all such failures in the aggregate) have a Material Adverse Effect.

Section 11.7   Compliance with Laws.
               --------------------

               The Company shall comply with the requirements of each applicable Requirement of Law, except where the failure to do so would not in the aggregate have a Material Adverse Effect.

Section 11.8   Payment of Taxes and Claims.
               ---------------------------

               The Company shall pay, and cause each of its Subsidiaries to pay, all taxes, assessments and other charges (other than taxes, assessments and other governmental charges not exceeding $5,000,000 in the aggregate) imposed upon them or any of their properties or assets or in respect of any of their franchises, business, income or property before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums (other than claims not exceeding $5,000,000 in the aggregate) which have become due and payable and which by law have or may become a Lien upon any of their properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such governmental charge or claim need be paid if it is being contested in good faith by appropriate proceedings and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

Section 11.9   Delivery of Certain Information.
               -------------------------------

               At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or is exempt therefrom, upon the request of a Holder of a Restricted Security, the Company will as promptly as reasonably practicable furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of such Security by such Holder; provided, however, that the Company
                                        --------  -------
shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such a security (or any predecessor security) was acquired from the Company and
(ii) the date such a security (or any predecessor security) was last acquired from the Company or an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto); and provided,
                                                                   --------
further, that the Company shall not be required to furnish such information at
-------
any time to a prospective purchaser located outside the United States who is not a "U.S. Person" within the meaning of Regulation S under the Securities Act if such Security may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and therefore is not a reporting company pursuant thereto, the Company will make available to each Holder of any Security (in reasonable quantities for redistribution to beneficial owners), annual audited consolidated financial statements of the Company, with the notes thereto and with a report thereon by independent accountants of established national reputation (to be available within 90 days after the end of each fiscal year), and unaudited quarterly consolidated financial statements of the Company, without notes or with abbreviated notes and without any such report thereon (to be available within 60 days after the end of each of the first three quarters of each fiscal year). Such financial statements shall be prepared in accordance with generally accepted accounting principles (except for such omitted or abbreviated notes in the case of the quarterly financial statements). Such financial statements shall be mailed or otherwise distributed to Holders by such method as the Company may reasonably determine.

Section 11.10  Limitation on Liens.
               -------------------

               The Company will not, and will not permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any Indebtedness secured by a Lien upon any Principal Property, or upon shares of capital stock or Indebtedness issued by any Restricted Subsidiary and owned by the Company or any Restricted Subsidiary, now or hereafter acquired, without effectively providing concurrently that the Securities of each series then outstanding are secured equally and ratably with or, at the option of the Company, prior to such Indebtedness so long as such Indebtedness shall be so secured.

               The foregoing restriction shall not apply to, and there shall be excluded from Indebtedness in any computation under such restriction, Indebtedness secured by (i) Liens on any property existing at the time of the acquisition thereof; (ii) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition all or substantially all of the properties of such corporation (or a division thereof) to the Company or a Restricted Subsidiary, provided that any such Lien
                                                    --------
does not extend to any property owned by the Company or any Restricted Subsidiary immediately prior to such merger, consolidation, sale, lease or disposition; (iii) Liens on property of a corporation existing at the time such corporation becomes a Restricted Subsidiary; (iv) Liens in favor of the Company or a Restricted Subsidiary; (v) Liens to secure all or part of the cost of acquisition, construction, development or improvement of the underlying property, or to secure Indebtedness incurred to provide funds for any such purpose, provided that the commitment of the creditor to extend the credit
         --------
secured by any such Lien shall have been obtained not later than 180 days after the later of (A) the completion of the acquisition, construction, development or improvement of such property and (B) the placing in operation of such property or of such property as so constructed, developed or improved; (vi) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; (vii) Liens securing industrial revenue or pollution control bonds; and (viii) Liens existing on the date of the Indenture or any extension, renewal or replacement or refunding of any Indebtedness secured by a Lien existing on the date of the Indenture or referred to in clause
(i), (ii), (iii) or (v); provided, however, that the principal amount of
                         --------  -------
Indebtedness secured thereby and not otherwise authorized by clauses (i) through
(vii) shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement, or refunding, so secured at the time of such extension, renewal, replacement or refunding.

               Notwithstanding the restrictions described above, the Company and its Restricted Subsidiaries may create, incur, issue, assume or guarantee Indebtedness secured by Liens without equally and ratably securing the Securities of each series then outstanding if, at the time of such creation, incurrence, issuance, assumption or guarantee, after giving effect thereto and to the retirement of any Indebtedness which is concurrently being retired, the aggregate amount of all outstanding Indebtedness secured by Liens which would otherwise be subject to such restrictions (other than any Indebtedness secured by Liens permitted as described in clauses (i) through (viii) of the immediately preceding paragraph) plus all Attributable Indebtedness in respect of sale and leaseback transactions with respect to Principal Properties (with the exception of such transactions which are permitted under clauses (i) through (v) of the first sentence of the first paragraph of Section l1.11) does not exceed 10% of Consolidated Net Tangible Assets.

Section 11.11  Limitation on Sale and Leaseback Transactions.
               ---------------------------------------------

               The Company will not, and will not permit any Restricted Subsidiary to, enter into any sale and leaseback transaction with respect to any Principal Property unless: (i) the sale and leaseback transaction is solely with the Company or another Restricted Subsidiary; (ii) the lease is for a period not in excess of three years, including renewal rights; (iii) the lease secures or relates to industrial revenue or pollution control bonds; (iv) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled as described in clauses (i) through (viii) of the second paragraph of Section 11.10, without equally and ratably securing the Securities of each series then outstanding, to create, incur, issue, assume or guarantee Indebtedness secured by a Lien on such Principal Property in the amount of the Attributable Indebtedness arising from such sale and leaseback transaction; (v) the Company or such Restricted Subsidiary, within 180 days after the sale of such Principal Property in connection with such sale and leaseback transaction is completed, applies an amount equal to the greater of (A) the net proceeds of the sale of the Principal Property leased and (B) the fair market value of the Principal Property leased to (1) the retirement of Securities, other Funded Indebtedness of the Company ranking on a parity with the Securities, or Funded Indebtedness of a Restricted Subsidiary or (2) the purchase of other property which will constitute a Principal Property having a value at least equal to the value of the Principal Property leased; or (vi) the Attributable Indebtedness of the Company and its Restricted Subsidiaries in respect of such sale and leaseback transaction and all other sale and leaseback transactions entered into after the date of this Indenture (other than any such sale and leaseback transactions as would be permitted as described in clauses (i) through (v) of this sentence), plus the aggregate principal amount of Indebtedness secured by Liens on Principal Properties then outstanding (not including any such Indebtedness secured by Liens described in clauses (i) through (viii) of the second paragraph of Section 11.10) which do not equally and ratably secure such outstanding Securities (or secure such outstanding Securities on a basis that is prior to other Indebtedness secured thereby), would not exceed 10% of Consolidated Net Tangible Assets.

Section 11.12  Statement by Officers as to Default.
               -----------------------------------

               The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the Officers signing such certificate, with a view to determining whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has observed, performed and fulfilled its obligations under this Indenture. If the Officers signing the Certificate know of such a default, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

               The Company will also deliver to the Trustee, forthwith upon any Officer becoming aware of any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

Section 11.13   Resale of Certain Securities.
                ----------------------------

                During the period beginning on November 6, 1996 and ending on November 6, 1999, the Company will not, and will not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell any Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

Section 11.14  Waiver of Certain Covenants.
               ---------------------------

               The Company may, with respect to the Securities of either series, omit in any particular instance to comply with any covenant or condition set forth in any covenant provided pursuant to Sections 11.5 to 11.11, inclusive, for the benefit of Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 11.15  Book-Entry System.
               -----------------

               If the Securities cease to trade in the U.S. Depository's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines are reasonable for the Securities.

                              __________________

               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 LEVI STRAUSS & CO.



                                 By /s/ Joseph M. Maurer
                                    ------------------------------------------
                                    Name: Joseph M. Maurer
                                    Title: Vice President & Treasurer

                                 By /s/ Maeve L.J. Richard
                                    ------------------------------------------
                                    Name: Maeve L.J. Richard
                                    Title: Assistant Treasurer

[SEAL]


     Attest:


  /s/ Nenita T. Sobejana
------------------------------
Name:  Nenita T. Sobejana
Title:  Secretary

                                 CITIBANK, N.A., not in its individual capacity but solely as Trustee

                                 By___________________________________________
                                   Name:
                                   Title:


[SEAL]

     Attest:


__________________________
Name:_____________________
Title:____________________
      _______________

State of          California
        ----------------------------

County of         San Francisco
         ---------------------------

On November 5, 1996                  before me, ANITA L. DRENNAN, NOTARY PUBLIC,
   ---------------------------------            -------------------------------
              DATE                   NAME, TITLE OF OFFICER - E.G., "JANE DOE,
                                     NOTARY PUBLIC"

personally appeared        JOSEPH M. MAURER, VICE-PRESIDENT & TREASURER,
                   ------------------------------------------------------------
                                        NAME(S) OF SIGNER(S)

[X] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence to be the person(s) whose
                                        name(s) is/are subscribed to the within
                                        instrument and acknowledged to me that
           [SEAL] he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                          WITNESS my hand and official seal.

                                          /s/ Anita L. Drennan
                                          --------------------------------------
                                             SIGNATURE OF NOTARY



================================== OPTIONAL ====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

   CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT

[_] INDIVIDUAL
[X] CORPORATE OFFICER
                                             ___________________________________
                                                  TITLE OR TYPE OF DOCUMENT
__________________________________
                     TITLE(S)
[_] PARTNER(S)       [_] LIMITED
                     [_] GENERAL             ___________________________________
[_] ATTORNEY-IN-FACT                                  NUMBER OF PAGES
[_] TRUSTEE(S)
[_] GUARDIAN/CONSERVATOR
[_] OTHER:________________________           ___________________________________
    ______________________________                    DATE OF DOCUMENT
    ______________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)             ___________________________________
__________________________________            SIGNER(S) OTHER THAN NAMED ABOVE
__________________________________

State of        California
        ----------------------------

County of       San Francisco
         ---------------------------

On November 5, 1996                  before me, ANITA L. DRENNAN, NOTARY PUBLIC,
   ---------------------------------            -------------------------------
                DATE                 NAME, TITLE OF OFFICER - E.G., "JANE DOE,
                                     NOTARY PUBLIC"

personally appeared         MAEVE L. J. RICHARD, ASSISTANT TREASURER,
                    -----------------------------------------------------------
                                          NAME(S) OF SIGNER(S)

[X] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence to be the person(s) whose
                                          name(s) is/are subscribed to the
                                          within instrument and acknowledged to
           [SEAL] me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                            WITNESS my hand and official seal.

                                            /s/ Anita L. Drennan
                                            ------------------------------------
                                                     SIGNATURE OF NOTARY



================================== OPTIONAL ====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER                 DESCRIPTION OF ATTACHED DOCUMENT

[_] INDIVIDUAL
[X] CORPORATE OFFICER
                                               _________________________________
_____________________________________              TITLE OR TYPE OF DOCUMENT
                         TITLE(S)
[_] PARTNER(S)           [_] LIMITED
                         [_] GENERAL           _________________________________
[_] ATTORNEY-IN-FACT                                   NUMBER OF PAGES
[_] TRUSTEE(S)
[_] GUARDIAN/CONSERVATOR                       _________________________________
[_] OTHER:___________________________                  DATE OF DOCUMENT
    _________________________________
    _________________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)               _________________________________
_____________________________________          SIGNER(S) OTHER THAN NAMED ABOVE
_____________________________________

                             ____________________

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                     LEVI STRAUSS & CO.


                                                     By________________________
                                                       Name:
                                                       Title:


                                                     By________________________
                                                       Name:
                                                       Title:


[SEAL]


     Attest:


________________________
Name:___________________
Title:__________________
      __________



                                                     CITIBANK, N.A., not in its
                                                     individual capacity but
                                                     solely as Trustee

                                                     By /s/ Robert T. Kirchner
                                                       ------------------------
                                                       Name: Robert T. Kirchner
                                                       Title: Vice President

[SEAL]


     Attest:

__________________________________
Name:    /s/ Wafaa Orfy
     -----------------------------
Title:   Senior Trust Officer
      ----------------------------
      _________________

STATE OF CALIFORNIA                         )
                                                     :ss.:
COUNTY OF SAN FRANCISCO                     )



                  On the 6th day of November 1996, before me personally came_______________ , to me known, who, being by me duly sworn, did depose and say that he is ______________ of Levi Strauss & Co., one of the corporations described in and which executed the foregoing installment; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his name thereto by like authority.

                                              _______________________________
                                                       Notary Public

STATE OF NEW YORK            )
                                 :ss.:
COUNTY OF NEW YORK           )


                  On the 6th day of November 1996, before me personally came Robert Kirchner, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Citibank, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                               /s/ Jeffry Borgen
                                               -------------------------------
                                                         Notary Public

                                                                       ANNEX A-1

                        FORM OF TRANSFER CERTIFICATE--
                         RESTRICTED GLOBAL SECURITY TO
                    TEMPORARY REGULATION S GLOBAL SECURITY

                     REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(3)
                               of the Indenture)

Citibank, N.A., as Trustee
111 Wall Street, 5th Floor
New York, New York  10043

                       Re:      Levi Strauss & Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1, 200[3] [or] [6] (the "Notes")
                                ---------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This certificate relates to U.S.$____ aggregate principal amount of Notes which are evidenced by the Restricted Global Security (CUSIP No.____) and held with the U.S. Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No.____), which amount, immediately after such transfer, is to be held with the U.S. Depository through Euroclear or CEDEL or both.

                  In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2)   either:

                        (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                        (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                                     A-1-1

                  (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the U.S. Depository through Euroclear or CEDEL or both.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as initial purchasers of the Notes. Term used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                       [Insert Name of Transferor]


                                             By:________________________________
                                                Name:
                                                Title:

                                                (If the registered owner is a
                                                corporation, partnership or
                                                fiduciary, the title of the
                                                Person signing on behalf of such
                                                registered owner must be
                                                stated.)


                                     A-1-2

                                                                       ANNEX A-2

                        FORM OF TRANSFER CERTIFICATE--
                         RESTRICTED GLOBAL SECURITY TO
                         REGULATION S GLOBAL SECURITY

                     REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(4)
                               of the Indenture)


Citibank, N.A., as Trustee
111 Wall Street, 5th Floor
New York, New York 10043

                       Re:      Levi Strauss & Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1, 200[3] [or] [6] (the "Notes")
                                ---------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This certificate relates to U.S.$____ aggregate principal amount of Notes which are evidenced by the Restricted Global Security (CUSIP No.____) and held with the U.S. Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by the Regulation S Global Security (CUSIP No.____).

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that:

                  (1) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

                        (A) the offer of the Notes was not made to a person in the United States;

                        (B)   either:

                              (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                              (ii) the transaction was executed in, on or
                                   through the facilities of a designated
                                   offshore securities market and neither the Transferor nor any person acting on its behalf knows that

                                     A-2-1
                                   the transaction was prearranged with a
                                   buyer in the United States;

                        (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                        (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

                  (2) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as initial purchasers of the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                        [Insert Name of Transferor]


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                 (If the registered owner is a
                                                 corporation, partnership or
                                                 fiduciary, the title of the
                                                 Person signing on behalf of
                                                 such registered owner must be
                                                 stated.)

                                     A-2-2

                                                                         ANNEX B


                        FORM OF TRANSFER CERTIFICATE--
                   TEMPORARY REGULATION S GLOBAL SECURITY OR
                    REGULATION S GLOBAL SECURITY RESTRICTED
                                GLOBAL SECURITY

                      RESTRICTED GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(5)
                               of the Indenture)

Citibank, N.A., as Trustee
111 Wall Street, 5th Floor
New York, New York 10043

                       Re:      Levi Strauss & Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1, 200[3] [or] [6] (the "Notes")
                                ---------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This certificate relates to U.S.$ _____________ aggregate principal amount of Notes which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (CUSIP No._______) and held with the U.S. Depository through Euroclear or CEDEL or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Notes to a Person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by the Restricted Global Security (CUSIP No.___________).

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as initial purchasers of the Notes.

Dated:                                            [Insert Name of Transferor]


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                     (If the registered owner is
                                                     a corporation, partnership
                                                     or fiduciary, the title of
                                                     the Person signing on
                                                     behalf of such registered
                                                     owner must be stated.)

                                                                       ANNEX C-1

                FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                     GLOBAL SECURITY TO EUROCLEAR OR CEDEL

                        OWNER SECURITIES CERTIFICATION

[MORGAN GUARANTY TRUST COMPANY
   OF NEW YORK, BRUSSELS OFFICE,
   as Operator of the Euroclear
   Clearance System] [or] [CEDEL BANK,
   SOCIETE ANONYME]

                       Re:      Levi Strauss & Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1, 200[3] [or]  [6] (the "Notes")
                                ----------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This certificate relates to U.S.$______ aggregate principal amount of Notes which are evidenced by the Temporary Regulation S Global Security (CUSIP No.___) and held with the U.S. Depository through Euroclear or CEDEL or both in the name of [insert name of holder] (the "Holder").

                  In respect of such Notes, the Holder does hereby certify that as of the date hereof, the above-captioned Notes are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

                  We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

                                     C-1-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as the initial purchasers of the Notes.

Date: __________________, 199_*



                                        _______________________________________
                                        [Name of Person Making Certification]




___________________
* To be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.

                                     C-1-2

                                                                       ANNEX C-2

                       FORM OF CERTIFICATION TO BE GIVEN
                   BY THE EUROCLEAR OPERATOR OR CEDEL BANK,
                                SOCIETE ANONYME

                      DEPOSITORY SECURITIES CERTIFICATION

Citibank, N.A., as Trustee
111 Wall Street, 5th Floor
New York, New York 10043

                       Re:      Levi Strauss & Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1, 200[3] [or] [6] (the "Notes")
                                ---------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, $__________ aggregate principal amount of the above-captioned Notes is beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

                  We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

                  We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as the initial purchasers of the Notes.

                                     C-2-1

Date: _____________, 199_


                                         By:___________________________________
                                            [MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK, BRUSSELS OFFICE, as
                                            Operator of the Euroclear Clearance
                                            System] [or] [CEDEL BANK, SOCIETE
                                            ANONYME]

                                     C-2-2

                                                                       ANNEX C-3

                     FORM OF CERTIFICATION TO BE GIVEN BY
                    TRANSFEREE OF BENEFICIAL INTEREST IN A
                    TEMPORARY REGULATION S GLOBAL SECURITY
                          AFTER THE RESTRICTED PERIOD

                      TRANSFEREE SECURITIES CERTIFICATION

[MORGAN GUARANTY TRUST COMPANY
   OF NEW YORK, BRUSSELS OFFICE,
   as Operator of the Euroclear
   Clearance system] [or] [CEDEL BANK,
   SOCIETE ANONYME]

                       Re:      Levi Strauss & Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1, 200[3] [or] [6] (the "Notes")
                                ---------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

                  We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as initial purchasers of the Notes.

Dated: __________, ____

                                            By:_______________________________
                                               As, or as agent for, the
                                               beneficial acquiror of the Notes
                                               to which this certificate
                                               relates.

                                     C-3-1

                                                                       ANNEX D-1


                        FORM OF TRANSFER CERTIFICATE--
                       NON-GLOBAL RESTRICTED SECURITY TO
                          RESTRICTED GLOBAL SECURITY

                      RESTRICTED GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(6)
                               of the Indenture)

Citibank, N.A., as Trustee
111 Wall Street, 5th Floor
New York, New York 10043

                       Re:      Levi Strauss& Co.
                                [6.80%] [or] [7.00%] Notes
                                due November 1. 200[3] [or] 200[6] (the "Notes")
                                ------------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This certificate relates to $__________ aggregate principal amount of Notes held in definitive form (CUSIP No._____) by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Restricted Global Security (CUSIP No. _______).

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as the initial purchasers of the Notes.

                                     D-1-1

Dated:                                     [Insert Name of Transferor]


                                           By:_______________________________
                                              Name:
                                              Title:

                                     D-2-2

                                                                       ANNEX D-2

                       FORM OF CERTIFICATE -- NON-GLOBAL
                  RESTRICTED SECURITY TO REGULATION S GLOBAL
                      SECURITY OR TEMPORARY REGULATION S
                                GLOBAL SECURITY

                     REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(6)
                               of the Indenture)

Citibank, N.A., as Trustee
III Wall Street, 5th Floor
New York, New York 10043

                       Re:      Levi Strauss & Co.
                                [6.80%1[or][7.00%] Notes
                                due November 1, 200[3] [or] 200[6] (the "Notes")
                                ------------------------------------------------

                  Reference is hereby made to the Indenture, dated as of November 6, 1996 (the "Indenture"), between Levi Strauss & Co., as Issuer, and Citibank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This certificate relates to $_______ aggregate principal amount of Notes held in definitive form (CUSIP No.____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (CUSIP No.____).

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

                  (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                       (A) the offer of the Notes was not made to a person in the United States;

                       (B)   either:

                             (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                             (ii)  the transaction was executed in, on or
                                   through the facilities of a designated
                                   offshore securities market and neither the Transferor nor any person acting on its behalf knows that

                                     D-2-1
                                   the transaction was pre-arranged with a buyer in the United States;

                       (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                       (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

                       (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [CEDEL]; or

                  (2)  if the transfer has been effected pursuant to Rule 144:

                       (A) more than two years has elapsed since the date of the closing of the initial placement of the Notes pursuant to the Purchase Agreement, dated October 31, 1996, between the Issuer and the representatives of the several purchasers named therein; and

                       (B) the Notes have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan, Stanley & Co. Incorporated, BA Securities, Inc. and Dillon, Read & Co. Inc. as initial purchasers of the Notes.

Dated: __________, ____                           [Insert Name of Transferor]


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                     D-2-2